       PRESIDENT'S LETTER

Dear Shareholder:

The Walnut Street Funds, Inc. is pleased to present you with our 1997 annual report. Over the last 12 months, your fund posted a 5.04% return compared with a 4.98% gain for the Lipper Money Market Funds Average. The portfolio remained invested in Tier 1 commercial paper (87%) and high-grade short term bonds (13%). The Walnut Street Prime Reserve Fund asset balance for the period ending December 31, 1997 was $156,661,085. The seven-day current yield for the Prime Reserve Fund was 5.43% on December 31, 1997, with an average maturity of 30 days.

Yields on money market securities ended 1997 at slightly higher levels than they started last year. Fixed income investments with maturities greater than a year saw their yields decline as the year progressed. Except for a single interest rate hike in March, the Federal Reserve remained quiet for the rest of the year. Inflation remained under control, reducing the need for the Fed to make an additional interest rate hike.

In mid-August the Dow Jones Industrial Average took a 247 point nose dive in a single day, its second largest point loss ever in its history, dropping 3% of its value on that day. The currency crisis in Southeast Asia came to the forefront in October, contributing to additional volatility to both the stock and bond market. While stock and bond prices bounced up and down, money market rates stayed within a narrow range during 1997.

Asia's difficulties will slow U.S. economic growth to some degree, but it should not result in the Federal Reserve lowering interest rates. Looming wage pressure from tight domestic labor markets leads us to believe that the Fed will be confined to leaving rates unchanged for the next quarter or two.

Money market funds continue to provide an attractive haven for those investors looking for some certainty in these volatile times. It is likely that yields on money market instruments will remain within a narrow range in the coming months.

As you may know, we are planning to close The Walnut Street Funds. We have made plans to move all shareholders who are using the Prime Reserve Fund as a brokerage sweep vehicle to another fund and to ask the remaining shareholders to authorize the Fund's termination. While the Prime Reserve Fund has performed quite well over the past several years, it has not been a successful economic proposition for Walnut Street. We are hopeful that the changes we are planning will provide our customers with an attractive sweep fund and a high level of service.

Thank you for your investment in the Prime Reserve Fund and your support of Walnut Street Securities.

                                          Sincerely,

                                              [SIGNATURE]
                                          Richard J. Miller
                                          President & CEO
                                          The Walnut Street Funds, Inc.

     YIELDS WILL FLUCTUATE WITH MARKET CONDITIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. INVESTMENTS IN MONEY MARKETS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. THE INVESTMENT ADVISER IS CURRENTLY WAIVING CERTAIN FEES. HAD FEES NOT BEEN WAIVED, THE 7-DAY CURRENT YIELD WOULD HAVE BEEN 5.40% AND THE TOTAL RETURN WOULD HAVE BEEN LOWER. THE VOLUNTARY WAIVER OF FEES MAY BE MODIFIED OR TERMINATED AT ANY TIME, WHICH WOULD REDUCE THE FUND'S PERFORMANCE.

       WALNUT STREET PRIME RESERVE FUND

       SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

PRINCIPAL                                         VALUE
  AMOUNT                                        (NOTE 2A)
----------                                    -------------

            COMMERCIAL PAPER-- 87.0%

            AUTOMOBILES--1.9%
$3,000,000  General Motors Acceptance Corp,
            6.50%,
            1/08/98.........................  $   2,996,208
                                              -------------

            BANKING & FINANCE--80.6%
 5,010,000  AGA Capital, 6.50%,
            1/12/98.........................      5,000,050
 1,000,000  Anchor Funding, 5.70%,
            1/27/98.........................        995,883
   550,000  APEX Funding, 6.35%,
            2/02/98.........................        546,896
 1,719,000  APEX Funding, 6.25%,
            4/30/98.........................      1,683,486
 2,062,000  APEX Funding, 6.25%,
            6/30/98.........................      1,997,562
 2,000,000  APEX Funding, 6.35%,
            4/30/98.........................      1,958,019
   500,000  APEX Funding, 7.00%,
            1/06/98.........................        499,514
 5,000,000  Atlas Funding Corp, 5.64%,
            1/16/98.........................      4,988,250
 4,000,000  Banner Receivables Corp, 5.70%,
            1/26/98.........................      3,984,167
 1,550,000  Banner Receivables Corp, 6.35%,
            2/17/98.........................      1,537,150
 1,000,000  Bridgestone/Firestone Inc.,
            7.00%, 1/14/98 (LOC: Dai-Ichi
            Kangyo) Bank....................        997,472
 1,000,000  Bridgestone/Firestone Inc.,
            7.25%, 1/05/98 (LOC: Dai-Ichi
            Kangyo) Bank....................        999,194
 2,000,000  Broadway Capital Corp, 6.65%,
            1/12/98.........................      1,995,936
 3,000,000  Broadway Capital Corp, 5.63%,
            2/11/98.........................      2,980,764

PRINCIPAL                                         VALUE
  AMOUNT                                        (NOTE 2A)
----------                                    -------------
$2,000,000  Broadway Capital Corp, 6.00%,
            2/24/98.........................  $   1,982,000
 2,100,000  BTM Captial Corp, 5.67%,
            1/15/98.........................      2,095,369
   900,000  BTM Capital Corp, 5.64%,
            1/15/98.........................        898,026
 2,000,000  Countrywide Home Corp, 6.625%,
            1/02/98.........................      1,999,632
 4,000,000  Creative Capital Corp, 6.50%,
            2/05/98.........................      3,974,722
 1,800,000  Creative Capital Corp, 6.60%,
            1/20/98.........................      1,793,730
   805,000  Creative Capital Corp, 7.00%,
            1/16/98.........................        802,652
   775,000  Creative Capital Corp, 7.25%,
            1/23/98.........................        771,566
 1,000,000  Dynamic Funding Corp, 5.85%,
            1/05/98.........................        999,350
 2,000,000  Dynamic Funding Corp, 5.85%,
            1/05/98.........................      1,998,700
   950,000  Fayette Funding, 6.10%,
            1/30/98 (LOC: Dresdner Bank)....        945,332
 1,450,000  Frontier Funding Corp, 6.45%,
            2/06/98.........................      1,440,648
 2,000,000  Frontier Funding Corp, 6.50%,
            2/27/98.........................      1,979,417
 3,500,000  Frontier Funding Corp, 7.45%,
            1/22/98.........................      3,484,790
 7,750,000  Goldman Sachs Group, 7.75%,
            1/02/98.........................      7,748,332
 1,500,000  Gotham Funding Corp, 6.30%,
            2/09/98.........................      1,489,763
 1,233,000  Gotham Funding Corp, 6.35%,
            3/16/98.........................      1,216,906
   950,000  Gotham Funding Corp, 5.69%,
            1/15/98.........................        947,898
 1,000,000  Gotham Funding Corp, 6.25%,
            2/13/98.........................        992,535

SEE NOTES TO FINANCIAL STATEMENTS.

       WALNUT STREET PRIME RESERVE FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

PRINCIPAL                                         VALUE
  AMOUNT                                        (NOTE 2A)
----------                                    -------------

         COMMERCIAL PAPER (CONTINUED)
          BANKING & FINANCE (CONTINUED)

$1,075,000  Gotham Funding Corp, 6.25%,
            3/16/98.........................  $   1,061,189
   725,000  Gotham Funding Corp, 6.60%
            2/17/98.........................        718,753
 2,000,000  Industrial Funding, 5.68%,
            1/21/98.........................      1,993,689
 2,116,000  Jet Funding Corp, 5.70%,
            1/05/98.........................      2,114,660
 1,800,000  JLUS Funding Corp, 6.50%,
            3/02/98 (LOC: Norinchukin
            Bank)...........................      1,780,500
 5,700,000  JLUS Funding Corp, 6.60%,
            2/20/98 (LOC: Norinchukin
            Bank)...........................      5,647,750
 2,000,000  Lehman Holding Company, 6.50%,
            1/09/98.........................      1,997,111
   250,000  Mitsubishi Motors Corp, 5.80%,
            1/12/98.........................        249,557
   400,000  Mitsubishi Motors Corp, 5.68%,
            1/12/98.........................        399,306
 1,000,000  Mitsui & Company, 7.10%,
            1/06/98.........................        999,014
 4,000,000  Mitsui & Company, 6.18%,
            2/13/98.........................      3,970,473
 2,000,000  Oak Funding Corp, 6.40%,
            1/13/98.........................      1,995,733
 2,000,000  Pacific Dunlop Holding, 6.50%,
            1/05/98.........................      1,998,556
 3,498,000  Pacific Dunlop Holding, 6.75%,
            1/05/98.........................      3,495,376
 1,906,000  Progress Funding Corp, 6.25%,
            2/12/98.........................      1,892,102
 2,600,000  Progress Funding Corp, 6.35%,
            1/22/98.........................      2,590,369
 1,000,000  Riverside Funding Inc., 7.00%,
            1/05/98 (LOC: Bank of Tokyo)....        999,222
PRINCIPAL                                         VALUE
  AMOUNT                                        (NOTE 2A)
----------                                    -------------
$2,000,000  Riverside Funding Inc., 7.00%,
            1/05/98 (LOC: Bank of Tokyo)....  $   1,998,444
 1,975,000  Riverside Funding Inc., 5.72%,
            1/12/98 (LOC: Bank of Tokyo)....      1,971,548
 7,000,000  Seven Hill Funding Corp, 6.50%,
            1/09/98.........................      6,989,889
 2,552,000  Strategic Asset Funding Corp,
            7.00%, 1/20/98..................      2,542,572
   400,000  Strategic Asset Funding Corp,
            5.75%, 1/30/98..................        398,147
 2,500,000  Strategic Asset Funding Corp,
            7.00%, 1/29/98..................      2,486,389
   850,000  Tri-Lateral Capital, 5.75%,
            1/27/98.........................        846,470
 1,000,000  Tri-Lateral Capital, 7.00%,
            1/27/98.........................        994,944
 5,000,000  Wood Street Funding Corp, 6.30%,
            1/16/98.........................      4,986,875
 1,500,000  Working Capital Management
            Company, 5.70%,
            1/26/98.........................      1,494,063
                                              -------------
                                                126,338,412
                                              -------------

            INSURANCE--4.5%
 7,075,000  Triple-A One Funding, 8.00%,
            1/02/98.........................      7,073,428
                                              -------------
            TOTAL COMMERCIAL PAPER
            (Cost $136,408,048).............    136,408,048
                                              -------------

            FLOATING RATE NOTES-- 8.3%
 5,000,000  Federal Home Loan Mortgage
            Corporation Floating Rate Note,
            5.90%, payable quarterly, resets
            daily, next coupon 3/30/98
            (a).............................      4,999,519

SEE NOTES TO FINANCIAL STATEMENTS.

       WALNUT STREET PRIME RESERVE FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

PRINCIPAL                                         VALUE
  AMOUNT                                        (NOTE 2A)
----------                                    -------------

         FLOATING RATE NOTES (CONTINUED)

$2,000,000  Student Loan Marketing
            Association Floating Rate
            Note, 5.63%, payable quarterly,
            resets weekly, next coupon
            2/22/98 (a).....................  $   2,000,000
 1,000,000  Student Loan Marketing
            Association Floating Rate Note,
            5.65%, payable quarterly,
            resets weekly, next coupon
            2/02/98 (a).....................        999,604
 5,000,000  General American Life Insurance
            -Cash Manager Plus 6.141%,
            payable monthly, resets monthly,
            next coupon
            1/01/98 (a).....................      5,000,000
                                              -------------
            TOTAL FLOATING RATE NOTES
            (Cost $12,999,123)..............     12,999,123
                                              -------------

            TIME DEPOSITS--4.5%
 1,000,000  Banco Espirito Santo, 5.8125%,
            1/05/98.........................      1,000,000
PRINCIPAL                                         VALUE
  AMOUNT                                        (NOTE 2A)
----------                                    -------------
$1,000,000  Banco Espirito Santo, 5.8125%,
            1/07/98.........................  $   1,000,000
 2,000,000  Banco Espirito Santo, 6.0625%,
            6/12/98.........................      2,000,000
 1,000,000  Banco Espirito Santo, 6.00%,
            6/22/98.........................      1,000,000
 1,000,000  Banco Espirito Santo, 6.0625%,
            7/02/98.........................      1,000,000
 1,000,000  Banco Espirito Santo, 6.00%,
            12/10/98........................      1,000,000
                                              -------------
            TOTAL TIME DEPOSITS
            (Cost $7,000,000)...............      7,000,000
                                              -------------
            TOTAL INVESTMENTS--(Cost
            $156,407,171) (b)--99.8%........    156,407,171
            Other assets less
            liabilities--0.2%...............        253,914
                                              -------------
            NET ASSETS--100%................  $ 156,661,085
                                              -------------

LOC LETTER OF CREDIT
(A) THE RATE STATED IS THE RATE IN EFFECT ON DECEMBER 31, 1997.
(B) THE COST STATED ALSO REPRESENTS THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

                    STATEMENT OF ASSETS
                            AND
                        LIABILITIES
                     DECEMBER 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investments at value (Note 2A) (Identified cost
    $156,407,171)...........................................  $156,407,171
  Cash......................................................        25,866
  Receivables:
  Interest receivable.......................................       299,694
  Capital stock sold........................................         6,200
  Deferred organization costs and other assets (Note 2E)....       102,203
                                                              ------------
     TOTAL ASSETS...........................................   156,841,134
                                                              ------------
LIABILITIES:
  Payables:
    Advisory Fee (Note 3)...................................        78,755
    Distribution Fees (Note 3)..............................        43,402
  Accrued Expenses..........................................        57,892
                                                              ------------
 TOTAL LIABILITIES..........................................       180,049
                                                              ------------
NET ASSETS:
  (applicable to 156,669,954 shares issued and outstanding;
    1 billion shares of $.001 par value authorized).........  $156,661,085
                                                              ------------
  Net asset value, offering price and repurchase price per
    share ($156,661,085/156,669,954)........................  $       1.00
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock at par......................................  $    156,670
  Capital surplus...........................................   156,513,284
  Accumulated net realized loss on investments..............        (8,869)
                                                              ------------
NET ASSETS:.................................................  $156,661,085
                                                              ------------

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 1997

INVESTMENT INCOME:
  Interest..................................................  $9,784,110
                                                              ----------
EXPENSES:
  Advisory (Note 3).........................................     423,432
  Administration and accounting (Note 3)....................     157,624
  Custodian (Note 3)........................................      27,552
  Transfer agent............................................      41,210
  Audit.....................................................      16,040
  Cash management...........................................      13,105
  Distribution (Note 3).....................................     592,805
  Directors (Note 4)........................................       4,852
  Reports to shareholders...................................      44,644
  Registration and filing...................................     101,981
  Organization..............................................      40,530
  Legal.....................................................      23,516
  Other.....................................................      10,433
                                                              ----------
   TOTAL EXPENSES...........................................   1,497,724
  Fees waived by adviser....................................     (58,140)
                                                              ----------
   NET EXPENSES.............................................   1,439,584
                                                              ----------
   NET INVESTMENT INCOME....................................   8,344,526
  Net realized gain on investments..........................          77
                                                              ----------
  Net increase in net assets resulting from operations......  $8,344,603
                                                              ----------

SEE NOTES TO FINANCIAL STATEMENTS.

       STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                  FOR THE YEAR      FOR THE YEAR
                                                                                     ENDED             ENDED
                                                                                  DECEMBER 31,      DECEMBER 31,
                                                                                      1997              1996
                                                                                ----------------  ----------------
OPERATIONS:
  Net investment income.......................................................   $    8,344,526    $    7,744,486
  Net realized gain on investments............................................               77             1,621
                                                                                ----------------  ----------------
    Net increase in net assets resulting from operations......................        8,344,603         7,746,107
                                                                                ----------------  ----------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income........................................       (8,344,526)       (7,744,486)
                                                                                ----------------  ----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold............................................      190,922,935       174,323,154
  Proceeds from shares issued on reinvestment of dividends....................        8,344,353         7,743,223
  Cost of capital stock repurchased...........................................     (212,661,421)     (168,929,181)
                                                                                ----------------  ----------------
    Increase (decrease) in net assets resulting from capital stock
      transactions............................................................      (13,394,133)       13,137,196
                                                                                ----------------  ----------------
      INCREASE (DECREASE) IN NET ASSETS.......................................      (13,394,056)       13,138,817
NET ASSETS:
  Beginning of year...........................................................      170,055,141       156,916,324
                                                                                ----------------  ----------------
  End of year.................................................................   $  156,661,085    $  170,055,141
                                                                                ----------------  ----------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold.................................................................      190,922,935       174,323,154
  Shares issued on reinvestment of dividends..................................        8,344,353         7,743,223
  Shares repurchased..........................................................     (212,661,421)     (168,929,181)
                                                                                ----------------  ----------------
    Net increase (decrease)...................................................      (13,394,133)       13,137,196
  Shares outstanding, beginning of year.......................................      170,064,087       156,926,891
                                                                                ----------------  ----------------
  Shares outstanding, end of year.............................................      156,669,954       170,064,087
                                                                                ----------------  ----------------

SEE NOTES TO FINANCIAL STATEMENTS.

       FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                                              FOR THE
                                                                                                              PERIOD
                                                  FOR THE        FOR THE        FOR THE        FOR THE       JULY 21,*
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   1997           1996           1995           1994           1993
                                               -------------  -------------  -------------  -------------  -------------
PER SHARE DATA:
Net asset value at beginning of period.......       $1.000         $1.000         $1.000         $1.000         $1.000
                                               -------------  -------------  -------------  -------------  -------------
INCOME FROM INVESTMENTS OPERATIONS
Net investment income........................        0.049          0.048          0.053          0.036          0.011
                                               -------------  -------------  -------------  -------------  -------------
DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income.........       (0.049)        (0.048)        (0.053)        (0.036)        (0.011)
                                               -------------  -------------  -------------  -------------  -------------
Net asset value at end of period.............       $1.000         $1.000         $1.000         $1.000         $1.000
                                               -------------  -------------  -------------  -------------  -------------
TOTAL RETURN:................................         5.04%          4.88%          5.40%          3.62%          2.46%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
 omitted)....................................     $156,661       $170,055       $156,916        $89,533        $54,585
Ratio to average net assets of:
  Expenses, net of waiver from adviser
    (Note 3).................................         0.85%          0.85%          0.85%          0.85%          0.85%**
  Expenses, prior to waiver from adviser
    (Note 3).................................         0.88%          0.92%          0.93%          1.05%          1.07%**
  Net investment income net of waiver from
    adviser
    (Note 3).................................         4.93%          4.78%          5.25%          3.64%          2.46%**

 *  COMMENCEMENT OF INVESTMENT OPERATIONS.
**  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

       NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

The Walnut Street Funds, Inc. (the "Company") was organized as a Maryland Corporation on January 22, 1993 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of one series. The Walnut Street Prime Reserve Fund (the "Fund") plans to terminate its operations during the first quarter of 1998.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

Securities are valued at amortized cost which approximates market value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of accretion or amortization to maturity of any discount or premium.

(B) FEDERAL INCOME TAXES

The Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute income to shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

At December 31, 1997, the Portfolio had a capital loss carryover of approximately $8,900 which is available to offset future net realized gains on securities transactions. Such capital loss carryover will expire in fiscal year 2002.

(C) DIVIDENDS TO SHAREHOLDERS

Net investment income is declared daily and paid monthly.

Income and capital gains distributions, if any, are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date and interest income is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

(E) ORGANIZATION COSTS

Costs incurred in connection with the organization and initial registration of the Fund are being amortized over the period not to exceed 60 months from the date upon which the Fund commenced investment operations.

If any or all of the shares representing initial capital of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational expense balance in the same proportion as the number of such shares redeemed bears to the number of initial shares outstanding immediately before the redemption.

(F) FINANCIAL STATEMENTS PREPARATION

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

Conning Asset Management Company (formerly, General American Investment Management Company) acts as the Fund's investment adviser (the "Adviser"). The Adviser manages the investments of the Fund and is responsible for all purchases and sales of the Fund's portfolio securities.

As compensation for its services, the Fund pays the Adviser a management fee, accrued daily and payable monthly, that is equal, on an annual basis, to .25% of the Fund's average daily net assets on the first $250,000,000 of the Fund's net assets, .24% of the Fund's average daily net assets in excess of $250,000,000 up to $500,000,000, .23% of the Fund's average daily net assets in excess of $500,000,000 up to $750,000,000, .22% of the Fund's average daily net assets in excess of $750,000,000 up to $1,000,000,000 and .21% of the Fund's average daily net assets in excess of $1,000,000,000.

The Adviser has voluntarily agreed to waive fees to the extent that total expenses exceed .85% of the average daily net assets of the Fund. For the year ended December 31, 1997, the Adviser waived $58,140 of advisory fees.

The Bank of New York acts as the Fund's administrator (the "Administrator") and assists in supervising the operations of the Fund. The Bank of New York also serves as the Fund's custodian and accounting agent.

The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Fund, including, among other things, monitoring the custodian, fund accounting, and administrative services.

The Administrator's fee is accrued daily and is payable monthly at the rate of
 .10% of the Fund's average daily net assets up to $100,000,000, .07% of the next $400,000,000 of average daily net assets, and .03% of average daily net assets in excess of $500,000,000, with a minimum fee of $6,000 per month.

The exclusive distributor of the Fund's shares is Walnut Street Securities, Inc. (the "Distributor"), a registered broker dealer that is a wholly-owned subsidiary of the Adviser.

The Fund has adopted a distribution plan ("12b-1 Plan") pursuant to which the Distributor may be reimbursed for expenses incurred in connection with the distribution of Fund shares. The aggregate annual amount payable by the Fund as provided in the 12b-1 Plan may not exceed .35% of the Fund's average daily net assets.

4. DIRECTORS' FEES

Unaffiliated directors are paid $500 for each board meeting attended, plus reimbursement for travel and out-of-pocket expenses.

       INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
WALNUT STREET PRIME RESERVE FUND:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Walnut Street Prime Reserve Fund as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from July 21, 1993 (commencement of investment operations) through December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of the Walnut Street Prime Reserve Fund as of December 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

New York, New York
January 24, 1998

SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTORS AND OFFICERS

    RICHARD J. MILLER, PRESIDENT AND CHIEF EXECUTIVE OFFICER
    RICHARD A. LIDDY, CHAIRMAN
    THEODORE M. ARMSTRONG, DIRECTOR
    HARRY E. RICH, DIRECTOR
    ALAN C. HENDERSON, DIRECTOR
    E. THOMAS HUGHES, TREASURER
    DON P. WULLER, ASSISTANT TREASURER
    KENT P. ZIMMERMAN, ASSISTANT TREASURER
    MATTHEW P. MCCAULEY, SECRETARY

INVESTMENT ADVISER

    CONNING ASSET MANAGEMENT COMPANY

ADMINISTRATOR

    THE BANK OF NEW YORK

DISTRIBUTOR

    WALNUT STREET SECURITIES, INC.

TRANSFER AGENT

    BISYS FUND SERVICES, OHIO, INC.

CUSTODIAN

    THE BANK OF NEW YORK

INDEPENDENT AUDITORS

    KPMG PEAT MARWICK LLP

LEGAL COUNSEL

    HUSCH & EPPENBERGER

-------------------------------------------
------- TABLE OF CONTENTS

SCHEDULE OF INVESTMENTS..........       PAGE          1

STATEMENT OF ASSETS AND
 LIABILITIES.....................                     4

STATEMENT OF OPERATIONS..........                     4

STATEMENTS OF CHANGES
 IN NET ASSETS...................                     5

FINANCIAL HIGHLIGHTS.............                     6

NOTES TO FINANCIAL STATEMENTS....                     7

INDEPENDENT AUDITORS' REPORT.....                     9

DIRECTORS AND OFFICERS...........                    10

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus for the Walnut Street Prime Reserve Fund. Please read the prospectus carefully before sending money.

                            THE WALNUT STREET FUNDS
                                 PRIME RESERVE
                               MONEY MARKET FUND

                                     [LOGO]

                                 Annual Report
                               December 31, 1997

                                    ADVISER
                                 Conning Asset
                               Management Company

                                  DISTRIBUTOR
                         Walnut Street Securities, Inc.